Segment Information	6 Months Ended
Jun. 30, 2014
Segment Information [Abstract]
Segment Information

6. Segment Information

We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. Geographic is as follows (in thousands):

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Revenue:
United States	$2,494	$2,834	$4,693	$5,129
Canada	1,382	1,404	1,974	2,174
Other countries	3	49	102	80
Total revenue	$3,879	$4,287	$6,769	$7,383

During each of the three months ended June 30, 2014 and 2013, three of our customers represented approximately 37% of revenue. During the six months ended June 30, 2014 and 2013, three of our customers represented approximately 33%  and 36%, respectively, of revenue.